EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF FUEL DOCTOR HOLDINGS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Fuel Doctor Holdings, Inc. for the quarter ended June 30, 2021, the undersigned, Deanna Johnson, President and CEO of Fuel Doctor Holdings, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 fairly presents, in all material respects, the financial condition and results of operations of Fuel Doctor Holdings, Inc.

Date: August 13, 2021	/s/ Deanna Johnson
Deanna Johnson
President Chief Executive Officer Chief Financial Officer (Principal Executive and Principal Financial Officer)